SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                August 16, 2002
                              ---------------------
                                 Date of Report
                        (Date of Earliest Event Reported)



                           Milinx Business Group, Inc.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                  P-O Box 5126
                               Danville, CA 94526
                               ------------------
                    (Address of principal executive offices)



                                   925-736-3413
                                  ------------
                          Registrant's telephone number





        Delaware                    000-26421                    91-1954074
------------------------     ----------------------          -----------------
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer)

ITEM 6.  RESIGNATION OF OFFICERS AND DIRECTORS



Effective August 16, 2002 Robert A. Zielinski, John Erickson and Joseph Edmunds resign their positions as Directors of Milinx Business Group.



SIGNATURES



 Milinx Business Group, Inc.                                         Date
 ---------------------------                                         ----



 /s/ John Erickson                                             August 16, 2002
 ---------------------------
 John Erickson, Director



 /s/ Robert A. Zielinski                                       August 16, 2002
 ----------------------------
 Robert A. Zielinski



 /s/ Joseph Edmunds                                            August 16, 2002
 ----------------------------
 Joseph Edmunds